Exhibit 99.1
3Q22 Earnings Conference Call October 26, 2022

Safe Harbor Statement 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 : Statements in this Presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 .. Forward - looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time .. Forward - looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms .. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements .. The Company has no obligation to update these forward - looking statements ..

3 4 1 2 Improve and Grow Funding Mix Generate Appropriately Priced Loan Growth  Average noninterest bearing deposits increased 12.5% YoY  Core deposits are 83.1% of average deposits and mortgage escrow  Core deposit yields increased 47 bps QoQ to 0.76%; Deposit beta of 29.9% so far this cycle  Loan closings up 90.1% YoY  Net loans , excluding PPP, increased 6.8 % YoY  Loan pipeline of $309.1MM  Loan yield increased 23 bps QoQ; Core loan yield expanded 20 bps QoQ Manage Asset Quality Invest in the Future  NPAs stable at 58 bps of assets  LTV on NPAs is 50.9%  The total real estate portfolio has an average LTV of <37%  Weighted average debt service coverage ratios of 1.8x for the multifamily and commercial real estate portfolios  Added 46 people from merged/merging institutions since March 31, 2021; 20 are revenue producers  Digital users and engagement continues to expand  Year to date, originated approximately $16MM of loan commitments on the digital platform 3Q22 GAAP EPS $ 0.76 and Core 1 EPS of $ 0.62 3 GAAP ROAA and ROAE 1.11% and 13.91%; Core 1 ROAA and ROAE 0.90% and 11.24% in 3Q22 1 See Reconciliation of GAAP Earnings and Core Earnings in Appendix

Well-positioned to Benefit from Industry Merger Disruption


46 people recruited (20 Revenue Producers) from Merged Institutions Since March 31, 2021

Current Pro Forma U.S. Branches

- Flushing Financial (FFIC)[1]
- M&T Bank (MTB)/ People's United Financial (PBCT) (Closed April 1, 2022)
- Webster Financial (WBS)/ Sterling Bancorp (STL) (Closed Feb 1, 2022)
- Citizens Financial Group (CFG)/ HSBC (Closed Feb 18, 2022) / Investors Bancorp (ISBC) (Closed April 6, 2022)
- New York Community Bancorp (NYCB)/ Flagstar Bancorp (FBC) (Pending)
- Valley National Bancorp (VLY)/ The Westchester Bank (Closed Dec 1, 2021)/ Bank Leumi USA (Closed April 1, 2022)
- Dime Community Bancshares (DCOM) (Closed Feb 1, 2021)
- TD Bank (TD)/First Horizon (FHN) (Pending)
- OceanFirst (OCFC)/Partners (PTRS) (Pending)

- **10 bank mergers** have been announced or closed involving Long Island area banks[2]
- **Out of the $363B of total industry deposits** in Nassau, Queens, Kings, and Suffolk Counties, $85B or 23% involve a merger participant[3]
- **93% of FFIC's deposits** are in the Long Island market, including Brooklyn and Queens

FFIC FLUSHING Financial Corporation

[1] 24 FFIC branches shown, for illustrative purposes only; Shirley, NY location not pictured
[2] Includes MTB/PBCT, WBS/STL, CFG/ISBC/HSBC, NYCB/FBC, VLY/The Westchester Bank/Bank Leumi USA, DCOM, TD/FHN, and OCFC/PTRS
[3] Based on most recent (June 30, 2022) S&P Global data

4

Strong Loan Closings; Loan Pipeline Declines 5  Closings up – Closings up 90.1% YoY in 3Q22 – Loan pull through rates were 79.6% in 3Q22 compared to 75.9% in 2Q22 and 56.4% in 3Q21  Pipeline declines from record levels – Risings rates could slow closings and prepayments – Became more selective in originations focusing on full relationships, rates, and terms Loan Closings Up 90% YoY ($MM) $530.7 $429.3 $663.7 $582.6 $309.1 $243.9 $362.7 $329.3 $503.8 $463.7 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 3Q21 4Q21 1Q22 2Q22 3Q22 Loan Pipeline Loan Closings

Digital Banking Usage Continues to Increase

25%
Increase in Monthly Mobile Active Users
Sept 2022 YoY

~26,500
Users with Active Status
22%
Sept 2022 YoY Growth

11%
Digital Banking Enrollment
Sept 2022 YoY Growth

Internet Banks
iGObanking and BankPurely national deposit gathering platforms
~3% of Average Deposits in September 2022

Numerated
Small Business Lending Platform
$16MM of Commitments in 9M22; Higher Yields vs Portfolio

~5,800
Zelle® Transactions
~$2.0MM
Zelle Dollar Transactions in Sept 2022

Technology Enhancements Remain a Priority

FFIC FLUSHING Financial Corporation
6

 Signed Lease for Brooklyn Branch Expanding Asian Banking Footprint  Successfully Issued $65.0MM of Subordinated Notes  Provides the Bank with regulatory capital flexibility; lowers the CRE concentration ratio  Attractive funding as new issue coupons are higher  Sponsored and Participated in Flushing and Port Jefferson Dragon Boat Race Festivals  Proud to support these community and cultural events  Race teams performed well versus larger bank competition  Sponsored Harvest Moon Reception  Celebration of the Mid - Autumn Festival for the Asian Banking customers; over 130 attendees  Contactless Enabled ATM Debit Card Launched  Enables contactless transactions; rollout began in September 2022 7 Key Events During 3Q22

Increasing CDs to Lengthen Liability Duration 8 Average Core Deposits are 83% of Average Deposits 1 in 3Q22 Total Average Deposits 1 ($MM) 1 Includes mortgage escrow deposits  Average noninterest bearing deposits up 12.5% YoY  Noninterest bearing deposits are 16.7% of average deposits 1 , up from 14.6% a year ago  3 Q22 checking account openings up 26.4% YoY  Increased CDs to lengthen liability duration Average Noninterest Deposits ($MM) 14.6% 15.1% 15.6% 16.2% 16.7% 32.9% 32.8% 31.8% 32.4% 28.8% 2.4% 2.4% 2.4% 2.4% 2.5% 32.8% 33.7% 35.2% 34.8% 34.0% 16.2% 14.7% 13.9% 12.7% 16.9% 1.1% 1.3% 1.1% 1.5% 1.1% $6,409 $6,459 $6,410 $6,441 $6,277 0 1000 2000 3000 4000 5000 6000 7000 3Q21 4Q21 1Q22 2Q22 3Q22 Noninterest Bearing NOW Accounts Savings Money Market CDs Mortgage Escrow $933.4 $976.8 $1,001.6 $1,044.6 $1,050.3 -100 100 300 500 700 900 1100 1300 3Q21 4Q21 1Q22 2Q22 3Q22 Deposit Costs 0.29% 0.25% 0.21% 0.29% 0.76%

Deposit Rates Rise But At Slower Pace Than Fed Moves 9 Year to Date, Weighted Average Interest Bearing Deposit Beta of 29.9% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Average Fed Funds Interest Bearing Deposit Costs Overall Interest Bearing Deposit Beta - Previous Cycle: 3Q15 - 1Q19 the interest bearing deposit beta was 42.5% as average Fed Funds increased 226 bps - Current Cycle: 4Q21 - 3Q22, the interest bearing deposit beta is 29.9% as average Fed Funds increased 211 bps

37.7% 37.9% 38.0% 37.5% 37.5% 26.3% 26.8% 26.7% 27.6% 27.6% 1.1% 0.9% 1.0% 1.1% 0.9% 13.1% 12.8% 12.4% 12.0% 11.5% 21.8% 21.6% 21.9% 21.8% 22.5% $6,627 $6,634 $6,601 $6,752 $6,948 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 3Q21 4Q21 1Q22 2Q22 3Q22 Multifamily Commercial Real Estate Construction 1-4 Family Business Banking Loan Continue to Increase; Yields Improve YoY and QoQ 10 Core Loan Yields 4.09% 4.05% 4.04% 4.15% 4.35% Loan Composition Period End Loans ($MM)  Net loans, excluding PPP, increased 6.9% YoY  Loan pipeline totaled $309.1MM at September 30, 2022; Pipeline yield increases 117 bps QoQ  Core loan yields improve 20 bps QoQ; prepayment penalty income totaled $1.3MM in 3Q22 vs $2.3MM in 2Q22 and $1.8MM in 3Q21  Spread between closings and satisfaction yields, excluding PPP, changed in 3Q22 largely due to mix See Appendix for definitions of Core Loan Yields Closings vs Satisfaction Yields Excluding PPP 3.64% 3.51% 3.44% 3.92% 4.60% 4.04% 3.90% 3.76% 3.64% 4.74% (0.40)% (0.39)% (0.32)% 0.28% (0.14)% (0.60)% (0.40)% (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 3Q21 4Q21 1Q22 2Q22 3Q22 Closings Yield Ex PPP Satisfaction Yield Ex PPP Spread

 Floating rate loans include any loans (including swaps) tied to an index that reprices within 90 days  Through 2024, loans to reprice ~200 bps higher assuming index values as of September 30 , 2022  ~15 % reprice with every Fed move and an additional 10 - 15% of loans reprice annually 42% of the Loan Portfolio to Reprice Through 2024 11 Loan Repricing ($MM) $1,026 $994 $785 $126 5.26% 4.96% 4.27% 4.33% 5.64% 6.44% 6.34% 6.33% - 200 400 600 800 1,000 1,200 Floating 2022 2023 2024 Adjustable Loan Repricing Maturing Fixed Rate Total Loan Repicing Current Rate Repricing Rate 1 As of October 21, 2022 Fed fund futures 1 expect another ~125 bps of rate increases that are not captured in this analysis, but we expect to capture a portion, if not all, of the rate move

GAAP NIM FTE 3.34% 3.29% 3.36% 3.35% 3.07% Core Loan Yields Increase 20 bps; NIM Compresses 12 $62.2 $61.2 $62.7 $64.6 $60.5 3.27% 3.21% 3.31% 3.33% 3.03% 4.09% 4.05% 4.04% 4.15% 4.35% 0.30% 0.25% 0.22% 0.29% 0.76% -0.25% 0.75% 1.75% 2.75% 3.75% 4.75% 5.75% $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 3Q21 4Q21 1Q22 2Q22 3Q22 Core NII FTE Core NIM FTE Core Loan Yields Core Deposit Yield ($MM) See Appendix for definitions of Core NII FTE, Core NIM, and Core Loan Yields 20 bps QoQ Increase 47 bps QoQ Increase

 Over two decades and multiple credit cycles, Flushing Financial has a history of better than industry credit quality  Average LTVs on the Real Estate portfolio is < 37% 4 – Only $23.1MM of real estate loans ( 0.33% of gross loans) with an LTV of 75% or more 4 Net Charge - offs Significantly Better Than the Industry; Strong DSR 13 NCOs / Average Loans 0.01% 0.25% -0.2% 0.3% 0.8% 1.3% 1.8% 2.3% 2.8% 3.3% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 FFIC Industry 2 basis points of Net Charge - offs to Average Loans in 3Q22 9M22 Weighted average debt service ratios (DSR) for Multifamily and NOO CRE portfolios at ~1.8x 1 - 200 bps shock increase in rates produces a weighted average DSR of >1.25x 2 - 10% increase in operating expense yields a weighted average DSR of >1.50x 2 - 200 bps shock increase in rates and 10% increase in operating expenses results in a weighted average DSR >1.15 2 3 1 Based on most recent Annual Loan Review 2 Based on a sample of loans comprising 89% of loans adjusting from (2022 - 2024) with no increase in rents or total income 3 “Industry” includes FDIC insured institutions from “FDIC Statistics At A Glance” through December 31, 2021 4 Based on appraised value at origination

14 Continued Strong Credit Quality NPAs / Assets Criticized and Classified Loans / Gross Loans ACL / Gross Loans & ACL / NPLs ACL by Loan Segment (3Q22) $2,608 $1,914 $561 $233 $7 $64 $28 $1,533 0.37% 0.44% 0.35% 0.34% 0.00% 0.40% 7.44% 1.18% -70.00% -60.00% -50.00% -40.00% -30.00% -20.00% -10.00% 0.00% 10.00% Multifamily Residential Commercial Real Estate 1-4 Family - Mixed Use 1-4 Family - Residential Co-operative Apartments Construction Small Business Administration Commercial Business and Other Loan Balance ACLs / Loans 179.9% 248.7% 266.1% 141.1% 142.3% 0.55% 0.56% 0.57% 0.58% 0.59% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 0% 50% 100% 150% 200% 250% 300% 3Q21 4Q21 1Q22 2Q22 3Q22 ACLs / NPLs ACLs / Loans 0.25% 0.19% 0.17% 0.59% 0.58% 0.47% 0.41% 0.39% 0.36% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 3Q21 4Q21 1Q22 2Q22 3Q22 FFIC Peer Median* 1.04% 0.87% 0.90% 0.85% 0.89% 4.16% 3.36% 3.27% 2.84% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 3Q21 4Q21 1Q22 2Q22 3Q22 FFIC Peer Median* 50.9% LTV on 3Q22 NPAs * Peer data through 2Q22; Peers include : BKU, DCOM, FLIC, HNVR, KRNY, NFBK, NYCB , PFS, and VLY

Book Value and Tangible Book Value Per Share Grow in 3Q22 15 131,174 Shares Repurchased in 3Q22; 40% of Earnings Returned in 3Q22 3.2% YoY Book Value Per Share Growth 3.2 % YoY Increase in Tangible Book Value Per Share $21.13 $21.61 $21.61 $21.71 $21.81 8.04% 8.22% 8.05% 7.82% 7.62% 6.90% 7.10% 7.30% 7.50% 7.70% 7.90% 8.10% 8.30% 8.50% 8.70% $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 3Q21 4Q21 1Q22 2Q22 3Q22 Tangible Book Value Per Share Tangible Common Equity/Tangible Assets $21.78 $22.26 $22.26 $22.38 $22.47 10.68% 10.86% 10.84% 10.52% 10.49% 8.83% 8.98% 9.05% 8.91% 8.74% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 3Q21 4Q21 1Q22 2Q22 3Q22 Book Value Per Share CET1 Ratio Leverage Ratio

16  Managing through rate increases – Controlling deposit rate increases is key for the net interest income outlook – Net interest income generally rises closer to the base case by Year 3 as cumulative loan repricing exceeds deposits costs  Opportunistic capital return with strong dividend yield of 4.4% 1 – Repurchased 131,174 shares in 3Q22 at an average price of $20.47 – Balancing additional share repurchases with 8% TCE target  Maintaining through - the - cycle goals of ROAA ≥1% and ROAE ≥10% – On a core basis, ROAA of 0.90% and ROAE of 11.24% in 3Q22  Benefiting from merger disruption – Since March 31, 2021, added 46 people from announced/recently closed mergers; 20 are revenue producing  Remaining selective with loans – Selective on rates and property type – Expect higher rates to impact closings – Expect prepayment speeds to decline over time – Overall loan growth to be muted  Well prepared if credit markets weaken – Loan losses consistently below industry levels – Average real estate LTVs <37% – Over 88% of the loan portfolio is real estate secured – Weighted average Debt Service Coverage Ratio of 1.8x for multifamily and NOO CRE Key Messages 1 Calculated using 10/20/22 closing price of $19.79

Appendix 17

Reconciliation of GAAP Earnings and Core Earnings 18 Non - cash Fair Value Adjustments to GAAP Earnings The variance in GAAP and core earnings is partly driven by the impact of non - cash net gains and losses from fair value adjustments .. These fair value adjustments relate primarily to borrowing carried at fair value under the fair value option a nd swaps designated to protect against rising rates .. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate .. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement .. In a declining interest rate environment, the movement in the curve exaggerates our mark - to - market loss position .. Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre - provision, Pre - tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE , Core Interest Income and Yield on Total Loans , Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non - GAAP measures used in this presentation .. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form .. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors .. These measures should not be viewed as a substitute for net income .. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions .. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors .. These measures should not be viewed as a substitute for total shareholders' equity .. These non - GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited .. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP .. These non - GAAP measures may not be comparable to similarly titled measures reported by other companies ..

Reconciliation of GAAP to CORE Earnings

(Dollars in thousands, except per share data)	For the three months ended					For the nine months ended	
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	September 30, 2022	September 30, 2021
GAAP income before income taxes	$ 32,422	$ 34,971	$ 24,640	$ 22,826	$ 34,812	$ 92,033	$ 86,452
Net (gain) loss from fair value adjustments (Noninterest income (loss))	(5,626)	(2,533)	1,809	5,140	2,289	(6,350)	7,855
Net (gain) loss on sale of securities (Noninterest income (loss))	—	—	—	—	10	—	(113)
Life insurance proceeds (Noninterest income (loss))	—	(1,536)	—	—	—	(1,536)	—
Net gain on disposition of assets (Noninterest income (loss))	—	—	—	—	—	—	(621)
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	(28)	60	129	(1,122)	(194)	161	(957)
Net amortization of purchase accounting adjustments (Various)	(650)	(237)	(924)	(324)	(958)	(1,811)	(2,165)
Merger (benefit) expense (Various)	—	—	—	(17)	2,096	—	2,579
Core income before taxes	26,118	30,725	25,654	26,503	38,055	82,497	93,030
Provision for income taxes for core income	7,165	9,207	6,685	5,535	10,226	23,057	25,234
Core net income	$ 18,953	$ 21,518	$ 18,969	$ 20,968	$ 27,829	$ 59,440	$ 67,796
GAAP diluted earnings per common share	$ 0.76	$ 0.81	$ 0.58	$ 0.58	$ 0.81	$ 2.15	$ 2.02
Net (gain) loss from fair value adjustments, net of tax	(0.13)	(0.06)	0.04	0.13	0.05	(0.15)	0.18
Net loss on sale of securities, net of tax	—	—	—	—	—	—	—
Life insurance proceeds	—	(0.05)	—	—	—	(0.05)	—
Net gain on disposition of assets, net of tax	—	—	—	—	—	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	—	—	(0.03)	—	—	(0.02)
Net amortization of purchase accounting adjustments, net of tax	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)	(0.04)	(0.05)
Merger (benefit) expense, net of tax	—	—	—	—	0.05	—	0.06
NYS tax change	—	—	—	—	—	—	(0.02)
Core diluted earnings per common share[(1)]	$ 0.62	$ 0.70	$ 0.61	$ 0.67	$ 0.88	$ 1.92	$ 2.14
Core net income, as calculated above	$ 18,953	$ 21,518	$ 18,969	$ 20,968	$ 27,829	$ 59,440	$ 67,796
Average assets	8,442,657	8,211,763	8,049,470	8,090,701	8,072,918	8,236,070	8,161,121
Average equity	674,282	667,456	673,012	671,474	659,288	671,588	641,354
Core return on average assets[(2)]	0.90 %	1.05 %	0.94 %	1.04 %	1.38 %	0.96 %	1.11 %
Core return on average equity[(2)]	11.24 %	12.90 %	11.27 %	12.49 %	16.88 %	11.80 %	14.09 %

FFIC FLUSHING Financial Corporation

[1] Core diluted earnings per common share may not foot due to rounding

[2] Ratios are calculated on an annualized basis

19

20 Reconciliation of GAAP Revenue and Pre - provision Pre - tax Net Revenue (Dollars in thousands) GAAP Net interest income $ 61,206 $ 64,730 $ 63,479 $ 62,674 $ 63,364 $ 189,415 $ 185,295 Net (gain) loss from fair value adjustments on qualifying hedges (28) 60 129 (1,122) (194) 161 (957) Net amortization of purchase accounting adjustments (775) (367) (1,058) (462) (1,100) (2,200) (2,587) Core Net interest income $ 60,403 $ 64,423 $ 62,550 $ 61,090 $ 62,070 $ 187,376 $ 181,751 GAAP Noninterest income (loss) $ 8,995 $ 7,353 $ 1,313 $ (280) $ 866 $ 17,661 $ 3,967 Net (gain) loss from fair value adjustments (5,626) (2,533) 1,809 5,140 2,289 (6,350) 7,855 Net gain (loss) on sale of securities — — — — 10 — (113) Life insurance proceeds — (1,536) — — — (1,536) — Net gain on sale of assets — — — — — — (621) Core Noninterest income $ 3,369 $ 3,284 $ 3,122 $ 4,860 $ 3,165 $ 9,775 $ 11,088 GAAP Noninterest expense $ 35,634 $ 35,522 $ 38,794 $ 38,807 $ 36,345 $ 109,950 $ 108,515 Net amortization of purchase accounting adjustments (125) (130) (134) (138) (142) (389) (422) Merger expense (benefit) — — — 17 (2,096) — (2,579) Core Noninterest expense $ 35,509 $ 35,392 $ 38,660 $ 38,686 $ 34,107 $ 109,561 $ 105,514 Net interest income $ 61,206 $ 64,730 $ 63,479 $ 62,674 $ 63,364 $ 189,415 $ 185,295 Noninterest income (loss) 8,995 7,353 1,313 (280) 866 17,661 3,967 Noninterest expense (35,634) (35,522) (38,794) (38,807) (36,345) (109,950) (108,515) Pre-provision pre-tax net revenue $ 34,567 $ 36,561 $ 25,998 $ 23,587 $ 27,885 $ 97,126 $ 80,747 Core: Net interest income $ 60,403 $ 64,423 $ 62,550 $ 61,090 $ 62,070 $ 187,376 $ 181,751 Noninterest income 3,369 3,284 3,122 4,860 3,165 9,775 11,088 Noninterest expense (35,509) (35,392) (38,660) (38,686) (34,107) (109,561) (105,514) Pre-provision pre-tax net revenue $ 28,263 $ 32,315 $ 27,012 $ 27,264 $ 31,128 $ 87,590 $ 87,325 Efficiency Ratio 55.7% 52.3% 58.9% 58.7% 52.3% 55.6% 54.7% 2021 2022 2022 2022 2021 2021 2022 For the three months ended For the nine months ended September 30, June 30, March 31, December 31, September 30, September 30, September 30,

Reconciliation of GAAP to Core Net Interest Income and NIM

(Dollars in thousands)	For the three months ended					For the nine months ended	
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	September 30, 2022	September 30, 2021
GAAP net interest income	$ 61,206	$ 64,730	$ 63,479	$ 62,674	$ 63,364	$ 189,415	$ 185,295
Net (gain) loss from fair value adjustments on qualifying hedges	(28)	60	129	(1,122)	(194)	161	(957)
Net amortization of purchase accounting adjustments	(775)	(367)	(1,058)	(462)	(1,100)	(2,200)	(2,587)
Tax equivalent adjustment	104	131	124	113	113	359	337
Core net interest income FTE	$ 60,507	$ 64,554	$ 62,674	$ 61,203	$ 62,183	$ 187,735	$ 182,088
Total average interest-earning assets [1]	$ 7,984,558	$ 7,746,640	$ 7,577,053	$ 7,634,601	$ 7,616,332	$ 7,770,910	$ 7,697,229
Core net interest margin FTE	3.03 %	3.33 %	3.31 %	3.21 %	3.27 %	3.22 %	3.15 %
GAAP interest income on total loans, net	$ 75,546	$ 69,192	$ 67,516	$ 68,113	$ 69,198	$ 212,254	$ 206,218
Net (gain) loss from fair value adjustments on qualifying hedges	(28)	60	129	(1,122)	(194)	161	(957)
Net amortization of purchase accounting adjustments	(783)	(357)	(1,117)	(535)	(1,126)	(2,256)	(2,478)
Core interest income on total loans, net	$ 74,735	$ 68,895	$ 66,528	$ 66,456	$ 67,878	$ 210,159	$ 202,783
Average total loans, net [1]	$ 6,867,758	$ 6,647,131	$ 6,586,253	$ 6,566,654	$ 6,642,434	$ 6,701,413	$ 6,683,412
Core yield on total loans	4.35 %	4.15 %	4.04 %	4.05 %	4.09 %	4.18 %	4.05 %

FFIC FLUSHING Financial Corporation

[1] Excludes purchase accounting average balances for all periods presented

21

22 Contact Details Susan K. Cullen SEVP, CFO & Treasurer Phone: (718) 961 - 5400 Email: scullen@flushingbank.com Al Savastano, CFA Director of Investor Relations Phone: (516) 820 - 1146 Email: asavastano@flushingbank.com